                                                                   EXHIBIT 10.20

                                                                      1999 GRANT


                              PAGING NETWORK, INC.
                NONQUALIFIED AND INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT is entered into by and between PAGING NETWORK, INC., a Delaware corporation (hereinafter the "Company") and _______________________ (hereinafter the "Optionee"), who is an employee of the Company or one of its subsidiaries or affiliates.

         WHEREAS, the Company adopted the Paging Network, Inc. 1991 Stock Option Plan, as subsequently amended and restated (the "Plan"), in order, among other things, to grant nonqualified stock options and incentive stock options to certain employees of the Company (or any subsidiary or affiliate of the Company) to purchase common stock of the Company so as to give them a proprietary interest in the Company's success and to attract, retain and motivate employees of experience and ability; and

         WHEREAS, the Optionee renders important services to the Company or a subsidiary or affiliate of the Company, and the Company desires to grant a nonqualified and incentive stock option to the Optionee;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:


1. GRANT OF OPTION. The Company hereby grants to the Optionee the option to purchase from the Company upon the terms and conditions hereinafter set forth ________________ shares of the $.01 par value Common Stock of the Company (the "Common Stock") at a purchase price per share of $_________. The date of grant of this option is _________________, which is hereinafter referred to as the "Option Date."

2. TERM OF OPTION; EXERCISABILITY. The option will become vested and exercisable in accordance with the vesting schedule set forth below, so long as the Optionee continues to perform services for the Company or any subsidiary or affiliate of the Company.

               NUMBER OF TOTAL OPTION SHARES               DATE VESTED
               -----------------------------               -----------

                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------

         To the extent vested, the option will be immediately exercisable in full or in part and will remain exercisable until it expires on the tenth (10th) anniversary of the Option Date, unless the option is sooner terminated as hereinafter provided; provided, however, that if the grant of this option is made possible only by the adoption of this Plan or any amendment thereof that is subject to shareholder approval, the option will not be exercisable before such approval is obtained and the option will be null and void if such approval is not obtained within the time prescribed therefor.

3.       ALTERNATIVE VESTING SCHEDULE; CLIFF VESTING.

         (a) Notwithstanding the immediately preceding vesting schedule, the option will vest sooner if certain stock price targets are achieved, as follows:

                      $15         50%      total option shares granted vest
                      $20         75%      total option shares granted vest
                      $25         100%     total option shares granted vest

                  By way of example, a colleague is granted an option to purchase 10,000 shares at $6 per share on February 1, 1999 and on December 1, 1999 the stock price hits $15. On February 1, 1999, 20% of the option would have vested (2,000 shares) in accordance with the original vesting schedule described in paragraph 2 above. On December 1, 1999, an additional 30% of the option would vest (3,000 shares), so that a total of 50% of the grant (5,000 shares) is immediately exercisable. On February 1, 2000, the first anniversary of the original grant, no further vesting occurs because the 20% scheduled to vest has vested early and is included within the 50%. If the stock price continues to rise and reaches $20 per share some months later on May 1, 2000, then an additional 25% of the option (2,500 shares) would vest, for a total of 75% vested (7,500 shares.)

         (b) Accelerated vesting will occur on the next business day after the first day when PageNet's closing share price on NASDAQ equals the price targets described in 3(a) above.

4.       OTHER CONDITIONS AND LIMITATIONS.

         (a) The Company will furnish upon request of the Optionee such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Optionee in connection with the exercise of this option.

         (b) The option will not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and the option will be exercisable during the Optionee's lifetime only by the Optionee (or the Optionee's guardian or legal representative).

5. EXERCISE OF OPTION. Written notice of the exercise of the option or any installment thereof will be given to the Company's Treasurer (or any other officer of the Company who is designated by the Company to accept such notices on its behalf), specifying the number of shares for which it is exercised. Payment will be made in full at the time the option is exercised. Payment will be made either by (i) cashier's or certified check, (ii) if permitted by the Compensation and Management Development Committee of the Board of Directors (the "Committee"), by delivery and assignment to the Company of shares of common Stock having a value equal to at the option price, or (iii) by a combination of (i) and
         (ii). The value of the Common Stock for such purpose will be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Committee.

6. WITHHOLDING. The Optionee hereby agrees that the exercise of the option or any installment thereof will not be effective, and no shares will become transferable to the Optionee, until the Optionee makes appropriate arrangements with the Company for such tax withholding as may be required of the Company under federal, state or local law on account of such exercise.

7. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS; OTHER EVENTS. Appropriate adjustments will be made in the number, kind, and option price of shares covered by this option, to the extent it is outstanding, to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Option Date. The option will become immediately exercisable in full, to the extent not then exercised, upon the occurrence of certain events which constitute a "change in control" as defined in, and in accordance with the terms of, the Plan.

8. TERMINATION OF OPTION. In the event that the Optionee ceases for any reason to be an employee of the Company or any subsidiary or affiliate of the Company at any time prior to exercise of this option in full, this option will terminate in accordance with the following provisions:

         (a) if the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company for any reason other than disability or death, he may, at any time prior to the ninetieth (90) day after he ceased to be an employee, exercise the option to the extent that the option was exercisable by him on the date on which he ceased to be an employee;

         (b) if the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company because of disability within the meaning of Section 22(e) (3) of the Internal Revenue Code of 1986, as amended, he may, at any time within a period of one (1) year after he ceases to be an employee, exercise the option to the extent that the option was exercisable by him on the date he ceased to be an employee of the Company or any subsidiary or affiliate of the Company; and

         (c) if the Optionee dies at a time when he might have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred by will or the laws of descent and distribution may at any time within a period of one (1) year after the Optionee's death exercise the option to the extent the Optionee might have exercised it at the time of his death;

         provided, however, that this option may not be exercised to any extent by anyone after the date of expiration of the option under Paragraph 2, and provided, further, that this option may not be exercised to the extent not vested under Paragraphs 2 and 3 at any time after the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company.

9. CONFIDENTIAL INFORMATION. The Optionee acknowledges that the information, observations and data obtained by him during the course of his performance under this Agreement concerning the business or affairs of the Company and its subsidiaries and affiliates are the property of the Company. Therefore, the Optionee agrees that he will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Company's express written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Optionee's actions. The Optionee agrees to deliver to Company at the termination of his employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, and other documents (and copies thereof) relating to the business of the Company and its subsidiaries and affiliates which he may then possess or have under his control.

10. INVENTIONS AND PATENTS. The Optionee agrees that all inventions, innovations or improvements in the Company's method of conducting its business (including new contributions, improvements, idea and discoveries, whether patentable or not) conceived or made by him during the employment period belong to the Company. The Optionee will promptly disclose such inventions, innovations or improvements to the Company and perform all actions reasonably requested by the Company to establish and confirm such ownership.

11. OTHER BUSINESSES. During the employment period, the Optionee agrees that he will not, except with the express written consent of the Company, become engaged in, render services for, or permit his name to be used in connection with any business other than the business of the Company and its subsidiaries and affiliates.

12. MISCELLANEOUS. The Optionee will not have any rights as a stockholder or any claim to dividends with respect to the shares subject to the option until the exercise of the option and the payment in full of the purchase price for such shares. Nothing herein contained will impose any obligation on the Company or any subsidiary or affiliate of the Company or the Optionee with respect to the Optionee's continued performance of services for the Company or any subsidiary or affiliate of the Company. Nothing herein contained will impose any obligation upon the Optionee to exercise the option. A portion of the option granted hereunder is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended; however, the Company makes no representation as to the tax treatment to the Optionee upon receipt or exercise of the option or sale or other disposition of the shares covered by the option.

13. RELATIONSHIP TO THE PLAN. The option contained in this agreement has been granted pursuant to the Plan and is in all respects subject to the terms, conditions and definitions of the Plan. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Board or the Committee will be final, binding and conclusive upon the Optionee and his heirs.

14. GOVERNING LAW. This agreement will be subject to and construed in accordance with the law of the State of Delaware.

IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement in duplicate as of the Option Date, as specified above.


PAGING NETWORK, INC.                        OPTIONEE


By
   ----------------------------             ----------------------------------
   Ruth Williams                            Name
   Senior Vice President and
   General Counsel
                                            ----------------------------------
                                            Street Address


                                            ----------------------------------
                                            City, State, Zip Code

                                                                      1999 GRANT


                              PAGING NETWORK, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT is entered into by and between PAGING NETWORK, INC., a Delaware corporation (hereinafter the "Company") and _______________________ (hereinafter the "Optionee"), who is an employee of the Company or one of its subsidiaries or affiliates.

         WHEREAS, the Company adopted the Paging Network, Inc. 1991 Stock Option Plan, as subsequently amended and restated (the "Plan"), in order, among other things, to grant nonqualified stock options and incentive stock options to certain employees of the Company (or any subsidiary or affiliate of the Company) to purchase common stock of the Company so as to give them a proprietary interest in the Company's success and to attract, retain and motivate employees of experience and ability; and

         WHEREAS, the Optionee renders important services to the Company or a subsidiary or affiliate of the Company, and the Company desires to grant an incentive stock option to the Optionee;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:


1. GRANT OF OPTION. The Company hereby grants to the Optionee the option to purchase from the Company upon the terms and conditions hereinafter set forth ________________ shares of the $.01 par value Common Stock of the Company (the "Common Stock") at a purchase price per share of $_________. The date of grant of this option is _________________, which is hereinafter referred to as the "Option Date."

2. TERM OF OPTION; EXERCISABILITY. The option will become vested and exercisable in accordance with the vesting schedule set forth below, so long as the Optionee continues to perform services for the Company or any subsidiary or affiliate of the Company.

               NUMBER OF TOTAL OPTION SHARES               DATE VESTED
               -----------------------------               -----------

                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------

         To the extent vested, the option will be immediately exercisable in full or in part and will remain exercisable until it expires on the tenth (10th) anniversary of the Option Date, unless the option is sooner terminated as hereinafter provided; provided, however, that if the grant of this option is made possible only by the adoption of this Plan or any amendment thereof that is subject to shareholder approval, the option will not be exercisable before such approval is obtained and the option will be null and void if such approval is not obtained within the time prescribed therefor.

3.       ALTERNATIVE VESTING SCHEDULE; CLIFF VESTING.

         (a) Notwithstanding the immediately preceding vesting schedule, the option will vest sooner if certain stock price targets are achieved, as follows:

                      $15           50%      total option shares granted vest
                      $20           75%      total option shares granted vest
                      $25           100%     total option shares granted vest

                  By way of example, a colleague is granted an option to purchase 10,000 shares at $6 per share on February 1, 1999 and on December 1, 1999 the stock price hits $15. On February 1, 1999, 20% of the option would have vested (2,000 shares) in accordance with the original vesting schedule described in paragraph 2 above. On December 1, 1999, an additional 30% of the option would vest (3,000 shares), so that a total of 50% of the grant (5,000 shares) is immediately exercisable. On February 1, 2000, the first anniversary of the original grant, no further vesting occurs because the 20% scheduled to vest has vested early and is included within the 50%. If the stock price continues to rise and reaches $20 per share some months later on May 1, 2000, then an additional 25% of the option (2,500 shares) would vest, for a total of 75% vested (7,500 shares.)

         (b) Accelerated vesting will occur on the next business day after the first day when PageNet's closing share price on NASDAQ equals the price targets described in 3(a) above.

4.       OTHER CONDITIONS AND LIMITATIONS.

         (a) The Company will furnish upon request of the Optionee such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Optionee in connection with the exercise of this option.

         (b) The option will not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and the option will be exercisable during the Optionee's lifetime only by the Optionee (or the Optionee's guardian or legal representative).

5. EXERCISE OF OPTION. Written notice of the exercise of the option or any installment thereof will be given to the Company's Treasurer (or any other officer of the Company who is designated by the Company to accept such notices on its behalf), specifying the number of shares for which it is exercised. Payment will be made in full at the time the option is exercised. Payment will be made either by (i) cashier's or certified check, (ii) if permitted by the Compensation and Management Development Committee of the Board of Directors (the "Committee"), by delivery and assignment to the Company of shares of common Stock having a value equal to at the option price, or (iii) by a combination of (i) and
         (ii). The value of the Common Stock for such purpose will be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Committee.

6. WITHHOLDING. The Optionee hereby agrees that the exercise of the option or any installment thereof will not be effective, and no shares will become transferable to the Optionee, until the Optionee makes appropriate arrangements with the Company for such tax withholding as may be required of the Company under federal, state or local law on account of such exercise.

7. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS; OTHER EVENTS. Appropriate adjustments will be made in the number, kind, and option price of shares covered by this option, to the extent it is outstanding, to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Option Date. The option will become immediately exercisable in full, to the extent not then exercised, upon the occurrence of certain events which constitute a "change in control" as defined in, and in accordance with the terms of, the Plan.

8. TERMINATION OF OPTION. In the event that the Optionee ceases for any reason to be an employee of the Company or any subsidiary or affiliate of the Company at any time prior to exercise of this option in full, this option will terminate in accordance with the following provisions:

         (a) if the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company for any reason other than disability or death, he may, at any time prior to the ninetieth (90) day after he ceased to be an employee, exercise the option to the extent that the option was exercisable by him on the date on which he ceased to be an employee;

         (b) if the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company because of disability within the meaning of Section 22(e) (3) of the Internal Revenue Code of 1986, as amended, he may, at any time within a period of one (1) year after he ceases to be an employee, exercise the option to the extent that the option was exercisable by him on the date he ceased to be an employee of the Company or any subsidiary or affiliate of the Company; and

         (c) if the Optionee dies at a time when he might have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred by will or the laws of descent and distribution may at any time within a period of one (1) year after the Optionee's death exercise the option to the extent the Optionee might have exercised it at the time of his death;

         provided, however, that this option may not be exercised to any extent by anyone after the date of expiration of the option under Paragraph 2, and provided, further, that this option may not be exercised to the extent not vested under Paragraphs 2 and 3 at any time after the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company.

9. CONFIDENTIAL INFORMATION. The Optionee acknowledges that the information, observations and data obtained by him during the course of his performance under this Agreement concerning the business or affairs of the Company and its subsidiaries and affiliates are the property of the Company. Therefore, the Optionee agrees that he will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Company's express written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Optionee's actions. The Optionee agrees to deliver to Company at the termination of his employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, and other documents (and copies thereof) relating to the business of the Company and its subsidiaries and affiliates which he may then possess or have under his control.

10. INVENTIONS AND PATENTS. The Optionee agrees that all inventions, innovations or improvements in the Company's method of conducting its business (including new contributions, improvements, idea and discoveries, whether patentable or not) conceived or made by him during the employment period belong to the Company. The Optionee will promptly disclose such inventions, innovations or improvements to the Company and perform all actions reasonably requested by the Company to establish and confirm such ownership.

11. OTHER BUSINESSES. During the employment period, the Optionee agrees that he will not, except with the express written consent of the Company, become engaged in, render services for, or permit his name to be used in connection with any business other than the business of the Company and its subsidiaries and affiliates.

12. MISCELLANEOUS. The Optionee will not have any rights as a stockholder or any claim to dividends with respect to the shares subject to the option until the exercise of the option and the payment in full of the purchase price for such shares. Nothing herein contained will impose any obligation on the Company or any subsidiary or affiliate of the Company or the Optionee with respect to the Optionee's continued performance of services for the Company or any subsidiary or affiliate of the Company. Nothing herein contained will impose any obligation upon the Optionee to exercise the option. The option granted hereunder is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended; however, the Company makes no representation as to the tax treatment to the Optionee upon receipt or exercise of the option or sale or other disposition of the shares covered by the option.

13. RELATIONSHIP TO THE PLAN. The option contained in this agreement has been granted pursuant to the Plan and is in all respects subject to the terms, conditions and definitions of the Plan. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Board or the Committee will be final, binding and conclusive upon the Optionee and his heirs.

14. GOVERNING LAW. This agreement will be subject to and construed in accordance with the law of the State of Delaware.

IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement in duplicate as of the Option Date, as specified above.


PAGING NETWORK, INC.                        OPTIONEE


By
   ----------------------------             ----------------------------------
   Ruth Williams                            Name
   Senior Vice President and
   General Counsel
                                            ----------------------------------
                                            Street Address


                                            ----------------------------------
                                            City, State, Zip Code

                                                                      1999 GRANT


                              PAGING NETWORK, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT is entered into by and between PAGING NETWORK, INC., a Delaware corporation (hereinafter the "Company") and ________________________ (hereinafter the "Optionee"), who is an employee of the Company or one of its subsidiaries or affiliates.

         WHEREAS, the Company adopted the Paging Network, Inc. 1991 Stock Option Plan, as subsequently amended and restated (the "Plan"), in order, among other things, to grant nonqualified stock options and incentive stock options to certain employees of the Company (or any subsidiary or affiliate of the Company) to purchase common stock of the Company so as to give them a proprietary interest in the Company's success and to attract, retain and motivate employees of experience and ability; and

         WHEREAS, the Optionee renders important services to the Company or a subsidiary or affiliate of the Company, and the Company desires to grant an incentive stock option to the Optionee;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:


1. GRANT OF OPTION. The Company hereby grants to the Optionee the option to purchase from the Company upon the terms and conditions hereinafter set forth __________________ shares of the $.01 par value Common Stock of the Company (the "Common Stock") at a purchase price per share of $_________. The date of grant of this option is _____________, which is hereinafter referred to as the "Option Date."


2. TERM OF OPTION; EXERCISABILITY. The option will become vested and exercisable in accordance with the vesting schedule set forth below, so long as the Optionee continues to perform services for the Company or any subsidiary or affiliate of the Company.

               NUMBER OF TOTAL OPTION SHARES               DATE VESTED
               -----------------------------               -----------

                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------


         To the extent vested, the option will be immediately exercisable in full or in part and will remain exercisable until it expires on the tenth (10th) anniversary of the Option Date, unless the option is sooner terminated as hereinafter provided; provided, however, that if the grant of this option is made possible only by the adoption of this Plan or any amendment thereof that is subject to shareholder approval, the option will not be exercisable before such approval is obtained and the option will be null and void if such approval is not obtained within the time prescribed therefor.

3.       OTHER CONDITIONS AND LIMITATIONS.

         (a) The Company will furnish upon request of the Optionee such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Optionee in connection with the exercise of this option.

         (b) The option will not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and the option will be exercisable during the Optionee's lifetime only by the Optionee (or the Optionee's guardian or legal representative).

4. EXERCISE OF OPTION. Written notice of the exercise of the option or any installment thereof will be given to the Company's Treasurer (or any other officer of the Company who is designated by the Company to accept such notices on its behalf), specifying the number of shares for which it is exercised. Payment will be made in full at the time the option is exercised. Payment will be made either by (i) cashier's or certified check, (ii) if permitted by the Compensation and Management Development Committee of the Board of Directors (the "Committee"), by delivery and assignment to the Company of shares of common Stock having a value equal to at the option price, or (iii) by a combination of (i) and
         (ii). The value of the Common Stock for such purpose will be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Committee.

5. WITHHOLDING. The Optionee hereby agrees that the exercise of the option or any installment thereof will not be effective, and no shares will become transferable to the Optionee, until the Optionee makes appropriate arrangements with the Company for such tax withholding as may be required of the Company under federal, state or local law on account of such exercise.

6. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS; OTHER EVENTS. Appropriate adjustments will be made in the number, kind, and option price of shares covered by this option, to the extent it is outstanding, to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Option Date. The option will become immediately exercisable in full, to the extent not then exercised, upon the occurrence of certain events which constitute a "change in control" as defined in, and in accordance with the terms of, the Plan.

7. TERMINATION OF OPTION. In the event that the Optionee ceases for any reason to be an employee of the Company or any subsidiary or affiliate of the Company at any time prior to exercise of this option in full, this option will terminate in accordance with the following provisions:

         (a) if the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company for any reason other than disability or death, he may, at any time prior to the ninetieth (90) day after he ceased to be an employee, exercise the option to the extent that the option was exercisable by him on the date on which he ceased to be an employee;

         (b) if the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company because of disability within the meaning of Section 22(e) (3) of the Internal Revenue Code of 1986, as amended, he may, at any time within a period of one (1) year after he ceases to be an employee, exercise the option to the extent that the option was exercisable by him on the date he ceased to be an employee of the Company or any subsidiary or affiliate of the Company; and

         (c) if the Optionee dies at a time when he might have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred by will or the laws of descent and distribution may at any time within a period of one (1) year after the Optionee's death exercise the option to the extent the Optionee might have exercised it at the time of his death;

         provided, however, that this option may not be exercised to any extent by anyone after the date of expiration of the option under Paragraph 2, and provided, further, that this option may not be exercised to the extent not vested under Paragraph 2 at any time after the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company.

8. CONFIDENTIAL INFORMATION. The Optionee acknowledges that the information, observations and data obtained by him during the course of his performance under this Agreement concerning the business or affairs of the Company and its subsidiaries and affiliates are the property of the Company. Therefore, the Optionee agrees that he will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Company's express written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Optionee's actions. The Optionee agrees to deliver to Company at the termination of his employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, and other documents (and copies thereof) relating to the business of the Company and its subsidiaries and affiliates which he may then possess or have under his control.

9. INVENTIONS AND PATENTS. The Optionee agrees that all inventions, innovations or improvements in the Company's method of conducting its business (including new contributions, improvements, idea and discoveries, whether patentable or not) conceived or made by him during the employment period belong to the Company. The Optionee will promptly disclose such inventions, innovations or improvements to the Company and perform all actions reasonably requested by the Company to establish and confirm such ownership.

10. OTHER BUSINESSES. During the employment period, the Optionee agrees that he will not, except with the express written consent of the Company, become engaged in, render services for, or permit his name to be used in connection with any business other than the business of the Company and its subsidiaries and affiliates.

11. MISCELLANEOUS. The Optionee will not have any rights as a stockholder or any claim to dividends with respect to the shares subject to the option until the exercise of the option and the payment in full of the purchase price for such shares. Nothing herein contained will impose any obligation on the Company or any subsidiary or affiliate of the Company or the Optionee with respect to the Optionee's continued performance of services for the Company or any subsidiary or affiliate of the Company. Nothing herein contained will impose any obligation upon the Optionee to exercise the option. The option granted hereunder is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended; however, the Company makes no representation as to the tax treatment to the Optionee upon receipt or exercise of the option or sale or other disposition of the shares covered by the option.

12. RELATIONSHIP TO THE PLAN. The option contained in this agreement has been granted pursuant to the Plan and is in all respects subject to the terms, conditions and definitions of the Plan. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Board or the Committee will be final, binding and conclusive upon the Optionee and his heirs.

13. GOVERNING LAW. This agreement will be subject to and construed in accordance with the law of the State of Delaware.

IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement in duplicate as of the Option Date, as specified above.


PAGING NETWORK, INC.                        OPTIONEE


By
   ----------------------------             ----------------------------------
   Ruth Williams                            Name
   Senior Vice President and
   General Counsel
                                            ----------------------------------
                                            Street Address


                                            ----------------------------------
                                            City, State, Zip Code

                                                                      1999 GRANT


                              PAGING NETWORK, INC.
                NONQUALIFIED AND INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT is entered into by and between PAGING NETWORK, INC., a Delaware corporation (hereinafter the "Company") and _______________________ (hereinafter the "Optionee"), who is an employee of the Company or one of its subsidiaries or affiliates.

         WHEREAS, the Company adopted the Paging Network, Inc. 1991 Stock Option Plan, as subsequently amended and restated (the "Plan"), in order, among other things, to grant nonqualified stock options and incentive stock options to certain employees of the Company (or any subsidiary or affiliate of the Company) to purchase common stock of the Company so as to give them a proprietary interest in the Company's success and to attract, retain and motivate employees of experience and ability; and

         WHEREAS, the Optionee renders important services to the Company or a subsidiary or affiliate of the Company, and the Company desires to grant a nonqualified and incentive stock option to the Optionee;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:


1. GRANT OF OPTION. The Company hereby grants to the Optionee the option to purchase from the Company upon the terms and conditions hereinafter set forth ________________ shares of the $.01 par value Common Stock of the Company (the "Common Stock") at a purchase price per share of $_________. The date of grant of this option is _________________, which is hereinafter referred to as the "Option Date."

2. TERM OF OPTION; EXERCISABILITY. The option will become vested and exercisable in accordance with the vesting schedule set forth below, so long as the Optionee continues to perform services for the Company or any subsidiary or affiliate of the Company.

               NUMBER OF TOTAL OPTION SHARES               DATE VESTED
               -----------------------------               -----------

                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------
                      shares
               -------                                    -----------------

         To the extent vested, the option will be immediately exercisable in full or in part and will remain exercisable until it expires on the tenth (10th) anniversary of the Option Date, unless the option is sooner terminated as hereinafter provided; provided, however, that if the grant of this option is made possible only by the adoption of this Plan or any amendment thereof that is subject to shareholder approval, the option will not be exercisable before such approval is obtained and the option will be null and void if such approval is not obtained within the time prescribed therefor.

3.       OTHER CONDITIONS AND LIMITATIONS.

         (a) The Company will furnish upon request of the Optionee such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Optionee in connection with the exercise of this option.

         (b) The option will not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and the option will be exercisable during the Optionee's lifetime only by the Optionee (or the Optionee's guardian or legal representative).

4. EXERCISE OF OPTION. Written notice of the exercise of the option or any installment thereof will be given to the Company's Treasurer (or any other officer of the Company who is designated by the Company to accept such notices on its behalf), specifying the number of shares for which it is exercised. Payment will be made in full at the time the option is exercised. Payment will be made either by (i) cashier's or certified check, (ii) if permitted by the Compensation and Management Development Committee of the Board of Directors (the "Committee"), by delivery and assignment to the Company of shares of common Stock having a value equal to at the option price, or (iii) by a combination of (i) and
         (ii). The value of the Common Stock for such purpose will be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Committee.

5. WITHHOLDING. The Optionee hereby agrees that the exercise of the option or any installment thereof will not be effective, and no shares will become transferable to the Optionee, until the Optionee makes appropriate arrangements with the Company for such tax withholding as may be required of the Company under federal, state or local law on account of such exercise.

6. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS; OTHER EVENTS. Appropriate adjustments will be made in the number, kind, and option price of shares covered by this option, to the extent it is outstanding, to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Option Date. The option will become immediately exercisable in full, to the extent not then exercised, upon the occurrence of certain events which constitute a "change in control" as defined in, and in accordance with the terms of, the Plan.

7. TERMINATION OF OPTION. In the event that the Optionee ceases for any reason to be an employee of the Company or any subsidiary or affiliate of the Company at any time prior to exercise of this option in full, this option will terminate in accordance with the following provisions:

         (a) if the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company for any reason other than disability or death, he may, at any time prior to the ninetieth (90) day after he ceased to be an employee, exercise the option to the extent that the option was exercisable by him on the date on which he ceased to be an employee;

         (b) if the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company because of disability within the meaning of Section 22(e) (3) of the Internal Revenue Code of 1986, as amended, he may, at any time within a period of one (1) year after he ceases to be an employee, exercise the option to the extent that the option was exercisable by him on the date he ceased to be an employee of the Company or any subsidiary or affiliate of the Company; and

         (c) if the Optionee dies at a time when he might have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred by will or the laws of descent and distribution may at any time within a period of one (1) year after the Optionee's death exercise the option to the extent the Optionee might have exercised it at the time of his death;

         provided, however, that this option may not be exercised to any extent by anyone after the date of expiration of the option under Paragraph 2, and provided, further, that this option may not be exercised to the extent not vested under Paragraph 2 at any time after the Optionee ceases to be an employee of the Company or any subsidiary or affiliate of the Company.

8. CONFIDENTIAL INFORMATION. The Optionee acknowledges that the information, observations and data obtained by him during the course of his performance under this Agreement concerning the business or affairs of the Company and its subsidiaries and affiliates are the property of the Company. Therefore, the Optionee agrees that he will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Company's express written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Optionee's actions. The Optionee agrees to deliver to Company at the termination of his employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, and other documents (and copies thereof) relating to the business of the Company and its subsidiaries and affiliates which he may then possess or have under his control.

9. INVENTIONS AND PATENTS. The Optionee agrees that all inventions, innovations or improvements in the Company's method of conducting its business (including new contributions, improvements, idea and discoveries, whether patentable or not) conceived or made by him during the employment period belong to the Company. The Optionee will promptly disclose such inventions, innovations or improvements to the Company and perform all actions reasonably requested by the Company to establish and confirm such ownership.

10. OTHER BUSINESSES. During the employment period, the Optionee agrees that he will not, except with the express written consent of the Company, become engaged in, render services for, or permit his name to be used in connection with any business other than the business of the Company and its subsidiaries and affiliates.

11. MISCELLANEOUS. The Optionee will not have any rights as a stockholder or any claim to dividends with respect to the shares subject to the option until the exercise of the option and the payment in full of the purchase price for such shares. Nothing herein contained will impose any obligation on the Company or any subsidiary or affiliate of the Company or the Optionee with respect to the Optionee's continued performance of services for the Company or any subsidiary or affiliate of the Company. Nothing herein contained will impose any obligation upon the Optionee to exercise the option. A portion of the option granted hereunder is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended; however, the Company makes no representation as to the tax treatment to the Optionee upon receipt or exercise of the option or sale or other disposition of the shares covered by the option.

12. RELATIONSHIP TO THE PLAN. The option contained in this agreement has been granted pursuant to the Plan and is in all respects subject to the terms, conditions and definitions of the Plan. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Board or the Committee will be final, binding and conclusive upon the Optionee and his heirs.

13. GOVERNING LAW. This agreement will be subject to and construed in accordance with the law of the State of Delaware.

IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement in duplicate as of the Option Date, as specified above.


PAGING NETWORK, INC.                        OPTIONEE


By
   ----------------------------             ----------------------------------
   Ruth Williams                            Name
   Senior Vice President and
   General Counsel
                                            ----------------------------------
                                            Street Address


                                            ----------------------------------
                                            City, State, Zip Code